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                          SECURITIES AND EXCHANGE COMMISSION

                               Washington, D.C.  20549

                                 -------------------

                                       FORM 8-K
                                    CURRENT REPORT
                          Pursuant to Section 13 or 15(d) of
                         the Securities Exchange Act of 1934
                                 -------------------


     Date of Report (Date of earliest event reported): September 13, 1996

                                  LogiMetrics, Inc.
               ------------------------------------------------------
               (Exact name of registrant as specified in its charter)

     Delaware                          0-10696                      11-2171701
     ---------------               ----------------               --------------
     (State or other              (Commission File                (IRS Employer
     jurisdiction of                   Number)                    Identification
     incorporation)                                                No.)

                                121-03 Dupont Street
                                 Plainview, New York
                      ----------------------------------------
                       (Address of principal executive offices)

                                        11803
                                     ----------
                                     (Zip Code)

     Registrant's telephone number, including area code:
     (516) 349-1700
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     Item 4.  Changes in Registrant's Certifying Accountant

              On September 13, 1996, LogiMetrics, Inc. ("Registrant"), based on the direction of its Board of Directors, engaged Deloitte & Touche LLP ("D&T") as the Registrant's independent accountants.















































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                                     SIGNATURES

              Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                       LOGIMETRICS, INC.



                                       By:      /s/ Russell J. Reardon
                                                ------------------------------
                                                Name:  Russell J. Reardon
                                                Title: Chief Financial Officer



     Date:  September 19, 1996































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